SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

Supplement dated March 12, 2021

to the Summary Prospectus and Prospectus dated August 19, 2020, as supplemented

On March 3, 2021, the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved BlueBay Asset Management LLP (“BlueBay”) and Muzinich & Co. Inc. (“Muzinich”) as additional sub-advisers to the Fund effective March 12, 2021 (the “Effective Date”).

On the Effective Date, the fourth sentence of the eleventh paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus and the third sentence of the twelfth paragraph under the “More About the Fund — SIX CIRCLES CREDIT OPPORTUNITIES FUND (THE “FUND”) — Principal Investment Strategies” section of the Prospectus is hereby deleted and replaced with the following:

The Adviser currently allocates Fund assets to the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Federated Investment Management Company (“Federated”), Lord Abbett & Co. LLC (“Lord Abbett”), BlueBay Asset Management LLP (“BlueBay”) and Muzinich & Co., Inc. (“Muzinich”).

On the Effective Date, the first sentence of the first paragraph under the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-Advisers (two of which in turn currently allocate assets to their respective Sub-Sub-Advisers, as indicated), which allocations may be adjusted at any time: BlackRock, PGIM, Federated, Lord Abbett, BlueBay and Muzinich are the current Sub-Advisers to the Fund and BIL and PGIML are the current Sub-Sub-Advisers to the Fund.

On the Effective Date, the following is added to the end of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus and the end of the “More About the Fund — SIX CIRCLES CREDIT OPPORTUNITIES FUND (THE “FUND”) — Principal Investment Strategies” section of the Prospectus, relating to BlueBay and Muzinich:

BlueBay — European High Yield Debt

With respect to its allocated portion of the Fund, BlueBay invests predominantly in European below investment-grade corporate debt with a focus on capital preservation. Credit selection is driven by rigorous proprietary bottom up fundamental analysis with an emphasis on downside stress testing. Single name credit analysis is supplemented by economic, policy and political inputs, which combine to help determine the sectoral and geographic composition of the portfolio, as well as the correlation of the strategy to the overall market. BlueBay invests across secured and unsecured assets.

Muzinich — Global Short Duration Crossover

With respect to its allocated portion of the Fund, Muzinich manages a global short duration crossover strategy blending investment-grade with high yield corporate bonds, seeking to enhance yield while mitigating risk. For this strategy, Muzinich invests predominantly in corporate bonds with a rating ranging from A to B by S&P or Fitch and/or A1 to B3 by Moody’s, while typically maintaining an average portfolio duration of less than two years. The strategy aims to generate strong risk-adjusted returns and achieve capital preservation through prudent asset allocation between short duration investment-grade bonds, which have historically been more correlated to sovereign debt, and high yield bonds, which tend to be more correlated to equity markets.

On the Effective Date, the following is added to the end of the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Summary Prospectus and Prospectus, relating to BlueBay and Muzinich:

BlueBay

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Justin Jewell	2021	Partner, Head of European Leveraged Finance, Senior Portfolio Manager
Rajat Mittal	2021	Portfolio Manager

Muzinich

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Tatjana Greil-Castro	2021	Portfolio Manager
Christina Bastin	2021	Portfolio Manager
Joseph Galzerano	2021	Portfolio Manager
Craig Guttenplan	2021	Portfolio Manager
Ian Horn	2021	Portfolio Manager

On the Effective Date, the following is added to the end of the “The Fund’s Management and Administration — The Portfolio Managers — Sub-Advisers and Sub-Sub-Advisers” section of the Prospectus, relating to BlueBay and Muzinich:

BlueBay

BlueBay, located at 77 Grosvenor Street London W1K 3JR, United Kingdom, is an English limited liability partnership domiciled in the United Kingdom and is registered as an investment adviser with the SEC and regulated and authorised by the U.K. Financial Conduct Authority, and serves as a Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. BlueBay is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies. BlueBay’s ultimate corporate parent, RBC, maintains control over the business through its wholly-owned subsidiary, BlueBay Asset Management (Services) Ltd, which is the corporate partner to BlueBay, the BlueBay Group’s main operating entity. BlueBay manages approximately $75 billion in assets across institutional accounts, mutual funds, and separately managed accounts as of December 31, 2020.

Portfolio Managers:

Justin Jewell and Rajat Mittal will serve as portfolio managers to the Fund.

Justin Jewell joined BlueBay in April 2009, initially as Head of High Yield Trading, before moving into portfolio management at the beginning of 2012. Mr. Jewell is responsible for a range of strategies within Leveraged Finance and has responsibility for the wider European Leveraged Finance business. He has over 19 years’ industry experience; prior to BlueBay Mr. Jewell spent the bulk of his career at UBS where he was Director of High Yield and Distressed Trading, and he was also previously a trader at MKM Longboat LLP. Mr. Jewell holds a BSc in Economics from the London School of Economics and Political Science.

Rajat Mittal joined BlueBay in March 2007 as a credit analyst within the Global Leveraged Finance Group before being promoted to his current role in June 2015. Prior to joining BlueBay, Mr. Mittal spent almost four years at Goldman Sachs, initially as an equity analyst in the consumer space for one year, before moving to the tactical research team where he developed quantitative equity portfolio strategies for almost three years. He holds an MBA from the Indian Institute of Management, Ahmadabad (IIM — A).

Muzinich

Muzinich, located at 450 Park Avenue, New York, New York 10022, serves as a Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Muzinich is an institutional asset manager specializing in corporate debt investing and credit-oriented strategies. It has been registered with the SEC since 1991. As of December 31, 2020, Muzinich and its global affiliates managed approximately $39 billion in assets.

Portfolio Managers:

Christina Bastin, Joseph Galzerano, Tatjana Greil-Castro, Craig Guttenplan and Ian Horn will serve as portfolio managers to the Fund.

Christina Bastin joined Muzinich in 2013. Christina is a Portfolio Manager, focusing on emerging markets, and has 27 years of corporate credit experience. Prior to joining Muzinich, Ms. Bastin held various credit/trading roles at Deutsche Bank including managing portfolios of bank risk. Previously she was a Credit Analyst at Schroders Investment Management and Commerzbank and also worked for Fitch Ratings, where she was responsible for rating Korean banks during the Asia Crisis in 1996 and Japanese banks during their banking crisis. Ms. Bastin holds a BA from the University of Oxford and an MA from the University of London.

Joseph Galzerano joined Muzinich in 2010. Mr. Galzerano is a Portfolio Manager, focusing on U.S. high yield, with 33 years of corporate credit experience. Prior to joining Muzinich, he worked at Babson Capital Management where he was Managing Director and Senior Investment Analyst. Previously, he held Senior Analyst positions in high yield research at CIBC World Markets and Citicorp Securities. Mr. Galzerano earned a B.A., Epsilon Sigma Pi, cum laude, from Manhattan College, and an M.B.A. in Corporate Finance from Fordham University where he finished his degree with honor designations Phi Kappa Phi and Beta Gamma Sigma. He was formally credit trained at the Citicorp Global Institute of Finance and is a Certified Public Accountant.

Tatjana Greil-Castro joined Muzinich in 2007. Ms. Greil-Castro is a Portfolio Manager with 24 years of corporate credit experience. She is a founding member of the European Leveraged Finance Association and a member of the European Central Bank’s Bond Market Contact Group. In 2019, she was appointed as an advisor to the Dalai Lama Centre for Compassion. She is also a member of the Consultative Group for the Taskforce of Scaling Voluntary Carbon Trading. Prior to joining Muzinich, Ms. Greil-Castro worked for Metlife Investments, where she served as an Associate Director of the High Return Unit. Earlier, she worked as Senior Portfolio Manager in European high yield for Fortis Investments and as a Portfolio Manager and Credit Analyst at Legal & General Investment Management. She started her career as a high yield telecom analyst with Merrill Lynch. She has an M.Sc./B.S. in Economics from the University of Vienna, a Masters from the Kiel Institute of World Economics in Germany, and a Ph.D. from the London School of Economics & Political Science.

Craig Guttenplan joined Muzinich in 2016. Mr. Guttenplan is a Portfolio Manager, focusing on investment-grade strategies, with 16 years of corporate credit experience. He also has credit analysis responsibilities focusing on the financials industry. Prior to joining Muzinich, he was at Rogge Global Partners where he was an Analyst focusing on global financials across investment-grade and high yield. Previously, he was an Analyst at a leading independent research firm, CreditSights, where he also covered a variety of financial sectors. Mr. Guttenplan earned B.S. in Finance and International Business from New York University’s Leonard H. Stern School of Business. He also holds the Chartered Financial Analyst designation.

Ian Horn joined Muzinich in 2013. Mr. Horn is a Portfolio Manager on Muzinich’s investment-grade strategies with eight years of corporate credit experience. He also has credit analysis responsibilities within European investment-grade, having previously covered the utilities, real estate and transportation sectors specifically. Prior to joining Muzinich, he spent 2 years at the Royal Bank of Canada in their Wealth Management division, and previously worked at Lazard and JP Morgan. Mr. Horn earned a Masters in Engineering from the University of Oxford, where he received academic awards including a scholarship from the Institution of Mechanical Engineers. He holds the Chartered Financial Analyst designation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUPP-6C-2021-1

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SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

Supplement dated March 12, 2021

to the Statement of Additional Information dated August 19, 2020, as supplemented

On March 3, 2021 the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved BlueBay Asset Management LLP (“BlueBay”) and Muzinich & Co., Inc. (“Muzinich”) as additional sub-advisers to the Fund effective March 12, 2021 (the “Effective Date”).

On the Effective Date, the fourth paragraph under the “GENERAL — Miscellaneous” section of Part I is hereby deleted and replaced with the following:

The Fund is advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and sub-advised by one or more of the following sub-advisers and sub-sub-advisers: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Federated Investment Management Company (“Federated”), Lord, Abbett & Co. LLC (“Lord Abbett”), BlueBay Asset Management LLP (“BlueBay”), Muzinich & Co., Inc. (“Muzinich”), BlackRock International Limited (“BIL”) and PGIM Limited (“PGIML”). BlackRock, PGIM, Federated, Lord Abbett, BlueBay and Muzinich are also referred to herein as the “Sub-Advisers” and, individually, as a “Sub-Adviser.” BIL and PGIML are also referred to herein as “Sub-Sub-Advisers” and, individually, as a “Sub-Sub-Adviser.” Certain references herein to the Adviser may also include a Sub-Adviser, as the context requires. Additionally, certain references herein to the Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.

On the Effective Date, the first paragraph under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS — Sub-Advisers and Sub-Sub-Advisers” section of Part I is hereby deleted and replaced with the following:

BlackRock, PGIM, Federated, Lord Abbett, BlueBay and Muzinich serve as Sub-Advisers to the Fund and BIL and PGIML serve as Sub-Sub-Advisers to the Fund. Each of BlackRock, PGIM, Federated, Lord Abbett, BlueBay, Muzinich, BIL and PGIML is independent of the Adviser. All Sub-Advisers discharge their responsibilities subject to the policies of the Trustees and the supervision of the Adviser. The Sub-Advisers are each paid monthly a fee equal to a percentage of the daily net assets of the Fund allocated to each Sub-Adviser, respectively. The Sub-Sub-Advisers are each paid a fee from the Sub-Adviser that it has entered into a sub-sub-advisory agreement with.

On the Effective Date, the following information is added to the end of the first table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers” section of Part I, relating to each of BlueBay and Muzinich:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
BlueBay
Justin Jewell	2	$339,133	7	$7,102,964	8	$8,066,849
Rajat Mittal	—	—	2	$474,566	5	$6,760,456
Muzinich
Tatjana Greil-Castro	1	$589,187	16	$15,975,906	7	$1,629,397
Christina Bastin	—	—	4	$1,619,774	7	$146,368
Joseph Galzerano	2	$738,585	19	$18,148,550	7	$1,091,418
Craig Guttenplan	—	—	1	$12,782,760	1	$82,032
Ian Horn	1	$589,187	4	$14,401,175	4	$347,656

*	As of December 31, 2020

On the Effective Date, the following information is added to the end of the second table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers” section of Part I, relating to each of BlueBay and Muzinich:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
BlueBay
Justin Jewell	—	—	2	$206,191	—	—
Rajat Mittal	—	—	1	$35,204	—	—
Muzinich
Tatjana Greil-Castro	—	—	—	—	—	—
Christina Bastin	—	—	—	—	—	—
Joseph Galzerano	—	—	1	$143,526	—	—
Craig Guttenplan	—	—	—	—	—	—
Ian Horn	—	—	—	—	—	—

*	As of December 31, 2020

On the Effective Date, the first paragraph under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS” section of Part II is hereby deleted and replaced with the following:

Pursuant to an investment advisory agreement, JPMPI serves as investment adviser to the Fund. BlackRock, PGIM, Federated, Lord Abbett, BlueBay and Muzinich serve as investment sub-advisers to the Fund pursuant to investment sub-advisory agreements with JPMPI. BIL and PGIML serve as investment sub-sub-advisers to the Fund pursuant to investment sub-sub-advisory agreements with their affiliated Sub-Advisers.

On the Effective Date, the following is added to the end of the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS” section of Part II:

Blue Bay

BlueBay provides investment services to the Fund pursuant to an investment sub-advisory agreement (the “BlueBay Sub-Advisory Agreement”). BlueBay, located at 77 Grosvenor Street London W1K 3JR, United Kingdom, is an English limited liability partnership domiciled in the United Kingdom and is registered as an investment adviser with the SEC and regulated and authorised by the U.K. Financial Conduct Authority. BlueBay manages approximately $75 billion in assets across institutional accounts, mutual funds, and separately managed accounts as of December 31, 2020.

BlueBay is paid monthly by JPMPI a fee based on the portion of assets under management of the Fund allocated to BlueBay, as set forth in the BlueBay Sub-Advisory Agreement.

The BlueBay Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Muzinich

Muzinich provides investment services to the Fund pursuant to an investment sub-advisory agreement (the “Muzinich Sub-Advisory Agreement”). Muzinich, located at 450 Park Avenue, New York, New York 10022, has been registered with the SEC since 1991. Muzinich is an institutional asset manager specializing in corporate debt investing and credit-oriented strategies. As of December 31, 2020, Muzinich and its global affiliates managed approximately $39 billion in assets.

Muzinich is paid monthly by JPMPI a fee based on the portion of assets under management of the Fund allocated to Muzinich, as set forth in the Muzinich Sub-Advisory Agreement.

The Muzinich Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

On the Effective Date, the following is added to the end of the “POTENTIAL CONFLICTS OF INTEREST — Conflicts of Interest Relating to the Sub-Advisers and Sub-Sub-Advisers” section of Part II:

BlueBay

BlueBay has put in place policies to manage conflicts that may arise when trading for multiple clients, including its order execution, order allocation and cross-trade policies. BlueBay believes the risk of potential conflicts of interest at BlueBay is mitigated to some extent by the fact that BlueBay does not:

•	provide any services other than discretionary investment management for institutional clients;

•	undertake own account trading or run a proprietary book;

•	publish investment research;

•	participate in commission sharing or soft dollar arrangements; or

•	hold client monies.

RBC Capital Markets, an affiliate of BlueBay, has been included on BlueBay’s Approved Counterparty List since before BlueBay and RBC became affiliated. BlueBay may use RBC Capital Markets for brokerage services, as long as trades are executed at arm’s length and in compliance with BlueBay’s best execution policies and procedures and compliance with applicable law. BlueBay does not have any minimum trading threshold to transact with RBC Capital Markets.

BlueBay maintains a register of potential conflicts within the firm which are monitored and controlled on an on-going basis.

BlueBay’s arrangements for managing potential conflicts are reviewed at least annually as well as whenever a material change occurs that may affect BlueBay’s ability to manage its conflicts.

Muzinich

Muzinich endeavors to treat all clients fairly and provide high quality investment services. However, in addition to managing the Fund, each of Muzinich’s portfolio managers also manages other accounts, which may include mutual funds other than the Fund, as well as other investment funds and institutional separate accounts. Some of the other accounts may be managed pursuant to similar investment strategies as the Fund, while other accounts may be managed pursuant to different investment strategies. Moreover, certain accounts may pay higher management fees than the Fund, and certain accounts may pay performance fees. In addition, portfolio managers and their family members may own investments or other proprietary interests in one or more accounts, and also may directly own investments in securities which Muzinich recommends for purchase and/or sale to its clients. Accordingly, the side-by-side management of the Fund and other accounts presents a variety of actual and/or potential conflicts of interest, as a portfolio manager may be incentivized to favor other accounts over the Fund. For instance, in allocating securities for which there may not be sufficient quantities available for all relevant accounts to purchase, a portfolio manager may be incentivized to allocate purchases to accounts other than the Fund. Portfolio managers may similarly be incentivized to allocate sale opportunities to certain accounts other than the Fund in circumstances where liquidity is limited. In addition, one or more accounts may hold securities issued by a company in which the Fund holds securities with rights which are senior or subordinated rights relative to such other accounts. As a result of the foregoing, portfolio managers may have conflicts of interest because the Fund’s interest in, and rights with respect to, the portfolio company may differ from the interests of such other accounts, particularly when an issuer experiences financial distress. In addition, the management of numerous accounts other than the Fund may result in a portfolio manager devoting less time and attention to the investments of the Fund. Furthermore, where portfolio managers and/or other Muzinich personnel have a material interest in or obtain material non-public information with respect to a company, the Fund may be prevented from transacting in the securities of such company.

As a result, Muzinich has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts of different types with similar and dissimilar investment objectives and guidelines. Where potential conflicts exist, Muzinich generally has adopted objective procedures that limit the ability of the firm to subjectively favor one client over another, or to favor the firm over a client.

On the Effective Date, the following is added to the end of the “PORTFOLIO MANAGER COMPENSATION” section of Part II:

BlueBay

BlueBay’s success is dependent on its ability to attract, retain and motivate the highest quality industry professionals. The firm believes the following elements to be crucial:

•	A collegial working environment;

•	Competitive, performance-based compensation structures; and

•	Alignment of partner and employee interests with the business.

All individuals are evaluated and rewarded annually during the yearly compensation review process. The Remuneration Committee reviews compensation arrangements at least annually and approves compensation recommendations for high earners and AIFM Remuneration Code staff (most of whom are partners) prior to finalization. Remuneration of investment professionals is geared to portfolio performance, taking into account the profitable growth of each investment team’s business.

BlueBay operates a profit-sharing methodology in order to determine investment team bonus pools. The methodology is reviewed by the Remuneration Committee on an annual basis. The Remuneration Committee will take account of any current and future risks (specifically taking into consideration the redemption policy of relevant funds) facing BlueBay and specific funds, when considering whether to approve the methodology. Team members are paid from this pool on a discretionary basis and are allocated based on performance of the relevant investment team, fund performance and individual performance, taking into consideration financial and non-financial criteria.

With limited exceptions, annual discretionary bonuses for all AIFM Remuneration Code staff, and any Partners and employees which have an award level of GBP100,000 or above, will be subject to a deferral of between 40% and 60% with vesting at the end of a three-year period. Any AIFM Remuneration Code staff member whose AIF-related variable remuneration is at a level of GBP500,000 or above will be subject to deferral of 60% of such AIF-related variable remuneration with vesting at the end of a three-year period.

BlueBay operates a three-year cliff vesting period for deferrals. Deferrals will track BlueBay funds and/or a combination of BlueBay funds and the reference index. The reference index is a shadow equity vehicle aligned to the performance of BlueBay and RBC Global Asset Management. AIFM Remuneration Code staff will be required to receive up to 50% of their deferred AIF-related variable remuneration in own instruments subject to proportionality provisions. Full details of what constitutes own instruments and proportionality can be found in BlueBay’s Remuneration Policy. All deferrals are subject to forfeiture provisions.

Partners (including AIFM Remuneration Code staff) and employees may also be given additional discretionary awards which are all deferred awards with a three-year vesting period. This ensures that all individuals including investment professionals are aligned to investor interests.

The limited exceptions are in relation to BlueBay’s closed-ended funds, whereby certain employees and Partners participate (or may be invited to participate) in carried interest, or fee-sharing, arrangements. Under the carried interest arrangements, benefits are only provided to those who participate following the liquidation of the relevant fund, and provided that investors in that fund have received a return at or above the agreed hurdle rate. Similarly, benefits under fee-sharing arrangements are only provided where investors have received a distributed return on their investment which has resulted in performance fee provisions being triggered. This ensures that staff remuneration is completely aligned to investors’ interests. In addition, given the lengthy investment period, carried interest may not be payable for a significant period of time from the close of the fund particularly given the duration of the vehicle.

As BlueBay considers that both the risk and reward of participants in such arrangements are fully aligned with investors in the relevant fund, such benefits are not subject to any deferral requirement following payment. Certain risk adjustment provisions may apply where necessary to ensure that such benefits operate in a way that promotes effective risk management and do not encourage risk taking which exceeds BlueBay’s stated risk appetite and framework.

BlueBay’s compensation arrangements are compliant with the FCA Code on Remuneration applicable to level three firms, BIPRU 11.5 and AIFMD.

BlueBay’s Remuneration Policy is available on its corporate website:

https://www.bluebay.com/globalassets/documents/bluebay-group-remuneration-policy-september-2020.pdf.

The portfolio managers do not experience any compensation benefit with respect to allocating trades to one client over another — all trades are allocated in accordance with BlueBay’s Allocation Policy.

Muzinich

Muzinich offers a compensation system with incentives designed to stimulate individual and firm-wide performance. The firm provides salaries that are augmented through a profit-sharing bonus system, the relative weighting of which varies each year with firm and individual performance. For the portfolio managers, the relative performance of portfolios managed by them as compared to the market (as applicable to each account and its benchmarks) is a significant factor in the determination of their bonus.

Muzinich typically pays out a substantial percentage of its net profits in employee compensation. Accordingly, all members of the firm are highly incentivized to grow the firm’s profits through both portfolio performance and the overall success of the firm.

For all employees, including portfolio managers, individual performance is considered not only within a professional’s immediate responsibilities (e.g., an analyst’s investment recommendations), but also in relation to an individual’s positive contribution to the firm as a whole. Understanding that all of the firm’s portfolios are managed on a team basis, all team members benefit directly from the success of the investment management effort across all products.

Employees’ greatest financial reward should always come from the long-term success of firm clients and the extended profitability of the firm as a whole, rather than from shorter-term success.

On the Effective Date, the following is added to “APPENDIX C — PROXY VOTING POLICIES” of Part II, with respect to each of Blue Bay and Muzinich:

BLUEBAY

Introduction & Scope

BlueBay Asset Management LLP’s (“BlueBay”, the “Company”) is part of the Royal Bank of Canada Group (the “RBC Group”). Given our primary focus on fixed income based products, investments in shares form only a small proportion of its overall assets under management. Where this may occur is most likely with regards to Convertible Bond and High Yield bond investments, where an investment may take on formal voting rights.

This paper outlines BlueBay’s overall approach and procedure (contained in the Appendix) for proxy voting for client securities within managed portfolios.

Review

This Policy will be reviewed annually and, if applicable, updated to reflect changes in circumstances and practice. The Policy is co-owned by the ESG and Compliance functions with oversight provided by the BlueBay ESG Investment Working Group.

Last policy update: December 2020

Approach

The main objective of a company should be to optimise over time, the returns to its investors, this means ensuring the long-term viability of its business (through prudent management of material corporate governance and corporate responsibility issues), and to manage effectively its relationships with stakeholders.

BlueBay has a fiduciary duty to act in the best interests of its clients and manages clients’ assets with the objective of achieving the greatest possible return consistent with their investment objectives.

BlueBay, on behalf of itself and other entities within the BlueBay group (including BlueBay Funds Management Company S.A.), has established a series of principles to be applied when exercising voting rights attached to client securities within managed portfolios. These are that:

•

In reaching a recommendation as to how a proxy should be voted, BlueBay must act prudently and in the best interests of the affected clients and will ensure that voting rights are exercised in accordance with the portfolio’s objectives and investment policies.

•	BlueBay may depart from the principles to avoid voting decisions that may be contrary to clients’ best interests in particular cases.

•

BlueBay may also choose not to vote where voting may be detrimental to the best interests of clients, such as due to high administrative costs associated with voting or share blocking requirements that “lock up” securities, which would limit liquidity or access to market opportunities.

BlueBay notes UK and international corporate governance systems vary according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. As such in forming a position on the governance of companies, how they meet good practice guidelines according to general as well as local market codes of best practice must be considered.

BlueBay may consider the RBC GAM Proxy Voting Guidelines when making voting decisions. Whilst BlueBay retains the ability to vote in a different manner to that set out in the guidelines, where this occurs, the rationale is documented.

Reporting

Reporting on the use of voting rights, where this has occurred, is available to clients upon request.

Contact Details

For more information on our proxy voting policy and procedure, please contact: ESG Investment, BlueBay Asset Management LLP, 77 Grosvenor Street, London, W1K 3JR.

APPENDIX - PROXY VOTING PROCEDURE

Receipt and Notification of Proxy Rights

A third party service provider, ProxyEdge, is used for vote execution services (but not vote advisory ones) and BlueBay’s Operations department receives notifications with regards to holdings of BlueBay funds. Operations are responsible for promptly submitting such materials to the relevant member(s) of the BlueBay portfolio management team. Any onboarding of third-party service providers will be subject to BlueBay’s internal due diligence process.

Persons Authorised to Exercise Voting Rights

The relevant members of BlueBay’s portfolio management team will be responsible for recommending how proxies relating to securities held by clients in managed portfolios should be voted, taking into account the portfolio’s investment objective and the principles laid out in this Paper.

The relevant personnel will consider each exercise of rights and in particular will take into consideration the best interests of clients, with voting on specific events or issues associated with the board and its committees (e.g. such as board independence and diversity), shareholder rights, audit and internal control, executive remuneration, use of capital (e.g. M&As) and other business, being considered on a case by case basis.

With regards to the voting decision, investment teams retain discretion but will from time to time, as deemed appropriate, consult with the ESG investment function for advice and guidance, for instance around wider governance as well as environmental or social matters. Once a recommendation on how to vote has been determined, this will be communicated to Operations to handle the voting process. The voting decision is documented by Operations.

Conflicts of Interest

BlueBay has in place a framework designed to prevent and mitigate conflicts of interest and BlueBay makes a number of public disclosures in this regard1. When evaluating any given proxy, the portfolio management team will consider whether or not BlueBay has a potential, perceived or actual conflict of interest relating to the security being voted on, such as if a BlueBay Portfolio Manager sits on the Board of Directors of the company. Any such conflict of interest must be notified to BlueBay’s Compliance team for review.

If Compliance deems the conflict to be material, Compliance will determine whether the vote proposed by the portfolio management team is in the best interests of all clients. If Compliance cannot conclusively determine that the vote is in the best interest of the affected client, Compliance will seek the advice of an independent third-party service to provide the proxy voting recommendation. The process will be documented and any recommendation will be reviewed to ensure that they are in line with the client’s best interest.

[1]	Rule 206(4)-6 under the Investment Advisers Act of 1940.

Segregated Mandates

The approach to be taken will be determined by the Investment Management Agreement (IMA) and this will be agreed with relevant departments as part of the client onboarding process.

Record Keeping

For regulatory purposes, BlueBay maintains a record of all past proxy voting decisions covering a minimum period of the last seven years.

MUZINICH

Policy Summary

This policy is designed to ensure that the Firm complies with the requirements under Rule 206(4)-6 promulgated under the Advisers Act and fulfills its obligation thereunder with respect to proxy voting, disclosure, and recordkeeping. This policy is also designed to ensure that all proxy voting and corporate actions are voted in the best interest of each client, provide disclosure to investors and ensure that certain documentation is retained.

The advisory contract or Investment Management Agreement will dictate whether the Firm retains discretionary voting authority to vote proxies on behalf of the client. The COO or a designated supervisor (“Voting Officer”) has been delegated the authority for monitoring corporate actions, obtaining voting decisions from portfolio managers in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The Voting Officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period. The Firm may utilize a third-party service provider to assist in proxy voting matters.

In voting proxies, the Firm will vote in accordance with its view of the best interests of the client(s) and in light of the purposes for which each individual account was created.

In cases where an issuer in which multiple Clients hold interests acquired at different points in time or in different positions within the issuer’s capital structure experiences financial distress, there is a potential for conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). When called upon to take action with respect to an investment (e.g., to sell, to vote, or to exercise a right or remedy) a Client’s overall holdings, and related rights, may be such that it is in the client’s best interest to take action (or refrain from taking action) in a manner that would be contrary to the interest of a person holding only the particular class of interest on which the right is conferred. In these circumstances, clients that have invested in some, but not all, of the relevant classes of interests of the issuer held may be disadvantaged.

When considering whether to pursue a particular course of action, including asserting available claims or remedies, factors that may be considered include the costs of pursuing the course of action (or alternative courses of action) and the likelihood of a favorable outcome. As a result, not every potential claim or course of action will be pursued and it will not always be the case that conflicts will be able to be resolved in the best interest of any particular client nor can there be any assurance that actual or potential conflicts of interest can be resolved such that the ultimate terms of an investment (or an amendment to such terms) will be as favorable as they would be in the absence of such conflicts.

For those clients for which the Firm is authorized to vote proxies, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason. Each item to be voted on should be voted separately and individually, not voted in blank.

The Voting Officer is responsible for ensuring that the following proxy records are maintained for 7 (seven) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;

2.	Records of each vote cast by the Firm on behalf of a client;

3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;

4.	Records of all communications received and internal documents created that were material to the voting decision; and

5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.

If the Firm utilizes a third-party service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast. The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The CCO with consultation of the Firm’s General Counsel, at his or her discretion, will determine whether any proxy vote would result in a conflict of interest between the Firm and its client(s). If it is determined that a conflict does exist then based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, the Voting Officer will perform one of the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;

2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;

3.	Employ an outside service provider to advise in the voting of the proxy;

4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its client(s); or

5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the client(s) voting the proxy.

The Voting Officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

Class Actions

Muzinich does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV, unless contractually agreed to. The Voting Officer will determine whether to return any documentation inadvertently received regarding Clients’ participation in class actions to the sender, or to forward such information to the appropriate Clients.

Investment Firm Proxy Voting - Form N-PX

Pursuant to Rule 30b1-4 of the Investment Company Act a registered management investment company shall file with the SEC a report on Form N-PX, not later than August 31 of each year, containing the registrant’s proxy voting record for the most recent twelve-month period ended June 30.

Where appropriate, the CCO shall collect the relevant information for the completion of Form N-PX in relation to Mutual Funds and shall work with the administrator or other appropriate persons with respect to investment companies for which it is the adviser to prepare and file the Form on behalf of the investment company.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUPP-6C-2021-2

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